SCIENTIFIC AIR MANAGEMENT LLC

FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

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SCIENTIFIC AIR MANAGEMENT LLC CONTENTS

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INDEPENDENT AUDITORS’ REPORT

To the Members of

Scientific Air Management LLC

Report on the Financial Statements

We have audited the accompanying financial statements of Scientific Air Management LLC (the “Company”), which comprise the balance sheets as of December 31, 2020 and 2019, and the related statements of income (operations), members’ equity and cash flows for the years then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Scientific Air Management LLC as of December 31, 2020 and 2019, and the results of its operations and cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

/s/ Marcum LLP

Fort Lauderdale, FL November 12, 2021

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BALANCE SHEETS DECEMBER 31, 2020 AND 2019

	2020	2019
Assets
Current Assets
Cash	$2,461,600	$288,711
Accounts receivable, net	2,695,627	53,984
Inventories	393,621	35,005
Total Current Assets	5,550,848	377,700
Property and Equipment, Net	1,982	2,797
Total Assets	$5,552,830	$380,497
Liabilities and Members' Equity
Current Liabilities
Accounts payable	$631,592	$35,010
Accrued expenses	36,796	—
Total Current Liabilities	668,388	35,010
Members' Equity	4,884,442	345,487
Total Liabilities and Members' Equity	$5,552,830	$380,497

The accompanying notes are an integral part of these financial statements.

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STATEMENTS OF INCOME (OPERATIONS)

FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	2020	2019
Net Revenue	$9,125,928	$122,860
Cost of Goods Sold	3,286,395	96,299
Gross Profit	5,839,533	26,561
Selling, General and Administrative Expenses	1,300,586	120,922
Income (Loss) from Operations before Stock
Based Compensation	4,538,947	(94,361)
Stock Based Compensation	—	800,000
Operating Income (Loss)	4,538,947	(894,361)
Other Income (Expenses) Interest expense on loan from partner	—	(838)
Interest income	8	—
Total Other Income (Expenses)	8	(838)
Net Income (Loss)	$4,538,955	$(895,199)
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STATEMENTS OF MEMBERS' EQUITY

FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

Balance - January 1, 2019	$60,186
Member contributions	400,000
Stock based compensation	800,000
Distributions	(19,500)
Net loss	(895,199)
Balance - December 31, 2019	345,487
Net income	4,538,955
Balance - December 31, 2020	$4,884,442
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STATEMENT OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	2020	2019
Cash Flows From Operating Activities
Net income (loss)	4,538,955	$(895,199)
Adjustments to reconcile net income (loss) to net cash
provided by (used in) operating activities:
Depreciation	815	2,106
Provision for doubtful accounts	196,800	—
Stock based compensation	—	800,000
Changes in operating assets and liabilities: (Increase) decrease in:
Accounts receivable	(2,838,443)	(34,494)
Inventories	(358,616)	(19,626)
Increase (decrease) in:
Accounts payable	596,582	4,633
Accrued expenses	36,796	—
Total Adjustments	(2,366,066)	752,619
Net Cash Provided By (Used In) Operating Activities	2,172,889	(142,580
Cash Flows From Investing Activities
Acquisition of property and equipment	—	-950
Net Cash Used in Investing Activities	—	-950
Cash Flows from Financing Activities
Advances from partner	—	25,000
Repayment of advances from partner	—	(25,000)
Member contributions	—	400,000
Member distributions	—	(19,500)
Net Cash Provided by Financing Activities	—	380,500
Net Increase in Cash	2,172,889	236,970
Cash - Beginning	288,711	51,741
Cash - Ending	$2,461,600	$288,711
Supplemental Disclosure of Cash Flow Information
Cash paid during the year for interest	$—	$838

The accompanying notes are an integral part of these financial statements.

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NOTE 1 - ORGANIZATION AND BUSINESS

Scientific Air Management LLC (the “Company”) is a limited liability company, organized in April 2017 under the laws of the State of Florida.

The Company is a provider of whole-room, aerosol chamber and laboratory certified air disinfection machines. The Company’s headquarters are located in Pompano Beach, Florida.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and those differences could be material.

CASH AND CASH EQUIVALENTS

The Company considers all highly liquid financial instruments with original maturities of three months or less when purchased to be cash equivalents. As of December 31, 2020 and 2019, the Company did not have any cash equivalents.

ACCOUNTS RECEIVABLE

Accounts receivable are recorded at net realizable value. Accounts receivable are stated at amounts due from customers net of an allowance for doubtful accounts, and are generally due within 30 days. Accounts receivable outstanding longer than the contractual payment terms are considered past due. The Company determines its allowance for doubtful accounts by considering a number of factors, including the length of time accounts receivable are past due, the Company’s previous loss history, the specific customer’s current ability to pay their obligation to the Company and the condition of the general economy and the industry as a whole.

The Company writes off accounts receivable when they become uncollectible, and payments subsequently received on such receivables are credited to the allowance for doubtful accounts. The Company maintains an allowance for doubtful accounts which management believes is sufficient to cover potential losses.

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NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

CONCENTRATIONS OF CREDIT RISK

Financial instruments that potentially subject the Company to concentrations of credit risk are cash and accounts receivable. The Company also has a concentration in major customers and suppliers.

Cash

The Company maintains deposit balances at financial institutions that, from time to time, may exceed federally insured limits. Federally insured amounts are currently insured up to $250,000 per each qualified financial institution by the Federal Deposit Insurance Company. As of December 31, 2020, the Company had deposits in excess of federally insured limits totaling approximately $2,313,000. The Company maintains its cash with high quality financial institutions, which the Company believes mitigates this risk.

Accounts Receivable

The Company conducts business and extends credit based on an evaluation of their customers’ financial condition generally without requiring collateral. Exposure to losses on receivables is expected to vary by customer due to the financial condition of each customer. The Company monitors exposure to credit losses and maintains allowances for anticipated losses considered necessary under the circumstances. Uncollectible accounts receivable are written off only after all reasonable collection efforts have been exhausted. Management considers all accounts fully collectible at December 31, 2020 and 2019.

Major Customers

During the year ended December 31, 2020, the Company had two major customers with sales totaling approximately $7,344,000, which represents approximately 80% of net revenue for the year. During the year ended December 31, 2019, the Company had three major customers with sales totaling approximately $107,000, which represents approximately 87% of net revenue for the year. As of December 31, 2020 and 2019, the accounts receivable balances with these customers were approximately $2,052,000 and $54,000, respectively.

Major Suppliers

During the year ended December 31, 2020, the Company had three major suppliers with total purchases of approximately $2,165,000, which represents approximately 66% of total purchases. During the year ended December 31, 2019, the Company had two major suppliers with total purchases of approximately $38,000 which represents approximately 39% of total purchases. As of December 31, 2020 and 2019, the balance owed to these suppliers was approximately $589,000 and $0, respectively, and is included in accounts payable in the accompanying balance sheets.

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NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INVENTORIES

Inventories, which consist primarily of finished goods, work-in-process and raw materials, are stated at the lower of average cost or net realizable value.

PROPERTY AND EQUIPMENT

Property and equipment is recorded at cost, net of depreciation. Depreciation is calculated using the straight-line method over the estimated useful lives of the respective assets. Major renewals and improvements are capitalized, while repairs and maintenance are expensed as incurred. Upon the sale or retirement of property and equipment, the cost and related accumulated depreciation are eliminated from the respective accounts and the resulting gain or loss is reflected in the accompanying statements of income (operations).

OPERATING LEASES

The Company recognizes rent expense on a straight-line basis over the expected lease term. Differences between amounts paid and amounts expensed are recorded as deferred rent. Deferred rent was insignificant as of December 31, 2020 and 2019.

REVENUE RECOGNITION

The Company adopted Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 606, Revenue from Contracts with Customers (“ASC 606”) on January 1, 2019. As a result, the Company updated its accounting policy for revenue recognition to reflect the new standard. The Company applied ASC 606 using the modified retrospective method, applying the guidance to contracts with customers that were not substantially complete as of January 1, 2019. The Company has analyzed this effect and found the adoption of ASC 606 did not have a material impact on its financial statements and its recognition is consistent with the historical accounting policies.

Under ASC 606, revenue is recognized when a customer obtains control of promised goods or services, in an amount that reflects the consideration which the entity expects to receive in exchange for those goods or services. To determine revenue recognition for arrangements that an entity determines are within the scope of ASC 606, the Company performs the following five steps: (i) identify the contract(s) with a customer; (ii) identify the performance obligations in the contract; (iii) determine the transaction price; (iv) allocate the transaction price to the performance obligations in the contract; and (v) recognize revenue when (or as) the entity satisfies a performance obligation.

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NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

REVENUE RECOGNITION (CONTINUED)

The Company applies the five-step model to contracts when it is probable that the entity will collect the consideration it is entitled to in exchange for the goods or services it transfers to the customer. At contract inception, once the contract is determined to be within the scope of ASC 606, the Company assesses whether each promised good or service is distinct. The Company then recognizes as revenue the amount of the transaction price that is allocated to the respective performance obligation when (or as) the performance obligation is satisfied.

Disaggregation of Revenue

Revenue is disaggregated by source of revenue as follows:

	2020	2019
Equipment sales	$8,888,356	$96,924
Packages and kits	73,932	25,936
Shipping and delivery income	163,640	—
Total Net Revenue	$9,125,928	$122,860

Sales Revenue

The Company recognizes sales revenue at a point in time following the transfer of control of the product to the customer, which typically occurs upon shipment. Sales are reported net of allowable discounts and estimated returns. Reserves for discounts, allowances and returns are estimated using historical experience. Payment terms vary by contract but generally require a payment within 30 days.

WARRANTY COSTS

The Company typically provides a one year warranty on its products. The Company accrues for the estimated warranty costs at the time when revenue is recognized. The warranty accruals are monitored by management based upon historical experience and any specifically identified failures. In the opinion of management, based upon prior experience, future warranty costs, if any, are not anticipated to be significant. There was no warranty accrual as of December 31, 2020 and 2019, respectively.

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NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

SHIPPING AND HANDLING

Revenue received for shipping and handling charges incurred by customers is included in net revenue. Shipping and handling costs incurred by the Company to fulfill contracts with customers, which consists of payments to third party shippers, are included in cost of revenue and totaled approximately $230,000 and $15,000 for the years ended December 31, 2020 and 2019, respectively.

ADVERTISING COSTS

Advertising costs are charged to expense as incurred. Advertising costs incurred were approximately $46,000 and $37,000 for the years ended December 31, 2020 and 2019, respectively.

SHARE BASED COMPENSATION

The Company accounts for share based compensation in accordance with FASB ASC 718, Stock Compensation. The Company records compensation expense for equity-based compensation awards at their fair value on the measurement date, generally the grant date, less amounts expected to be forfeited, which are estimated by management based on the Company’s historical experience. The net compensation expense is amortized over the service period, generally the vesting period. Equity-based compensation awards that contain achievement milestones are recorded when the Company determines that achievement of the milestone is probable.

FAIR VALUE MEASUREMENTS

Pursuant to FASB ASC 820, Fair Value Measurements, the Company defines fair value as the price that would be received to sell an asset or the price paid to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are inputs that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Company. Unobservable inputs are inputs that reflect the Company’s assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The hierarchy is broken down into three levels based on the reliability of inputs as follows:

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NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

FAIR VALUE MEASUREMENTS (CONTINUED)

Level 1

Inputs to the valuation methodology are unadjusted quoted prices for identical assets or liabilities in active markets.

Level 2

Inputs to the valuation methodology include:

·	Quoted prices for similar assets or liabilities in active markets;
·	Quoted prices for identical or similar assets or liabilities in inactive markets;
·	Inputs other than quoted prices that are observable for the asset or liability;
·	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

If the asset or liability has a specified (contractual) term, the Level 2 input must be observable for substantially the full term of the asset or liability.

Level 3

Inputs to the valuation methodology are unobservable and significant to the fair value measurement.

The asset or liability’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. Valuation techniques used need to maximize the use of observable inputs and minimize the use of unobservable inputs.

The Company did not have any assets or liabilities requiring fair value measurement on a recurring basis as of December 31, 2020 or 2019.

INCOME TAXES

The Company is organized as a limited liability company (“LLC”) and taxed as a partnership. In lieu of corporate income taxes, the members report their distributive share of income, deductions, gain, loss, credit and specifically allocated items on their respective income tax returns. Accordingly, there is no provision for federal or state income taxes in the accompanying financial statements.

The Company follows the provisions regarding Accounting for Uncertainty in Income Taxes, which require the recognition of a financial statement benefit of a tax position only after determining that the relevant tax authority would more likely than not sustain the position following an audit.

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NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INCOME TAXES (CONTINUED)

The members of the LLC have concluded that the Company is a pass-through entity and there are no uncertain tax positions that would require recognition in the financial statements. If the Company were to incur an income tax liability in the future, interest on any income tax liability would be reported as interest expense and penalties on any income tax liability would be reported as income taxes. The members’ conclusions regarding uncertain tax positions may be subject to review and adjustment at a later date based upon ongoing analyses of tax laws, regulations and interpretations thereof as well as other factors.

On November 2, 2015, the Bipartisan Budget Act (“the Act”) of 2015 was signed into law. Among other things, the Act made significant changes to the rules for partnership audits and adjustments for taxable years beginning after January 1, 2018. Under these new rules, the Company is liable for the tax, interest and penalties resulting from adjustments in the event of an IRS examination. Certain qualifying partnerships may make an election to opt-out of these new rules. The Company is eligible to make this election but has not yet made a determination whether such election will be made.

RECENT ACCOUNTING PRONOUNCEMENTS

In February 2016, the FASB issued ASU No. 2016-02, Leases (Topic 842). The new standard establishes a right-of-use (“ROU”) model that requires a lessee to record a ROU asset and a lease liability on the balance sheet for all leases with terms longer than 12 months. Leases will be classified as either finance or operating, with classification affecting the pattern of expense recognition in the statement of operations and statement of stockholders’ equity. The new standard is effective for reporting periods beginning after December 15, 2021. Management is currently evaluating the impact of this new guidance.

SUBSEQUENT EVENTS

Management has evaluated subsequent events through November 12, 2021, the date on which the financial statements were available to be issued.

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NOTE 3 – INVENTORY

Inventory at December 31, 2020 and 2019 consisted of the following:

	2020	2019
Raw materials	$310,545	$27,685
Work in process	33,183	—
Finished goods	49,893	7,320
Total Inventory	$393,621	$35,005

NOTE 4 - PROPERTY AND EQUIPMENT

As of December 31, 2020 and 2019, property and equipment consisted of the following:

Estimated

	2020	2019	Useful lives
Furniture and equipment	$14,156	$14,156	5 years
Less accumulated depreciation	(12,174)	(11,359)
Property and Equipment, Net	$1,982	$2,797

Depreciation expense was approximately $1,000 and $2,000 for the years ended December 31, 2020 and 2019.

NOTE 5 - LIMITED LIABILITY COMPANY AGREEMENT

CONTRIBUTIONS

Since inception, the Members have made aggregate capital contributions to the Company of approximately $1,500,000 through December 31, 2020.

DISTRIBUTIONS

Distributions to the Members, as defined in the Agreement, are to be made at such times and in such amounts as determined by the Members.

PROFIT AND LOSSES

Profit and losses are allocated to each member in accordance with the Agreement.

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NOTE 5 - LIMITED LIABILITY COMPANY AGREEMENT (CONTINUED)

STOCK BASED COMPENSATION

In October 2019, on behalf of the Company, a member transferred a portion of his equity interest equivalent to a 10% interest in the Company to two other members. This interest was valued on the grant date at $800,000 based on recent transactions. The members interest in the equity vested immediately, and the Company recorded the $800,000 cost of the Stock Based Compensation and the resulting capital contribution, during the year ended December 31, 2019.

In April 2021, the same member transferred an additional 10% interest to the same two members which, based on recent transactions, was valued at $950,000.

NOTE 6 - RELATED PARTY TRANSACTIONS

ADVANCES FROM PARTNER

In April 2019, one of the partners made advances to the Company totaling $25,000. The advances bore interest at 8.0% per year and was due on September 30, 2019. The advances were repaid in full in September 2019. Total interest paid on the loan was approximately $800 for the year ended December 31, 2019.

NOTE 7 – COMMITMENT AND CONTINGENCIES

OPERATING LEASES

The Company leases office space in Pompano Beach, Florida which requires monthly payments ranging from $3,465 to $3,780 through February 2025.

Estimated future minimum lease payments under the lease agreements are as follows:

For the Year Ending December 31,	Amount
2021	$42,000
2022	43,000
2023	44,000
2024	45,000
2025	8,000
Total	$182,000

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NOTE 7 – COMMITMENT AND CONTINGENCIES (CONTINUED)

OPERATING LEASES (CONTINUED)

Rent expense was approximately $36,000 and $28,000 for the years ended December 31, 2020 and 2019, respectively.

NOTE 8 – SUBSEQUENT EVENTS

On October 13, 2021, the Company entered into an asset purchase agreement with a New York publicly traded entity for the sale of substantially all of the assets and certain liabilities of the Company.

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SCIENTIFIC AIR MANAGEMENT LLC

FINANCIAL STATEMENTS

FOR THE SIX MONTHS ENDED JUNE 30, 2021 AND 2020

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SCIENTIFIC AIR MANAGEMENT LLC

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BALANCE SHEETS JUNE 30, 2021 AND 2020

	June 30,
	2021	2020
Assets
Current Assets
Cash	$2,048,593	$434,920
Accounts receivable, net	271,232	1,193,003
Inventories	428,266	145,576
Total Current Assets	2,748,091	1,773,499
Property and Equipment, Net	1,982	2,797
Total Assets	$2,750,073	$1,776,296
Liabilities and Members' Equity
Current Liabilities
Accounts payable	$41,832	$209,625
Accrued expenses	6,892	4,881
Total Current Liabilities	48,724	214,506
Members' Equity	2,701,349	1,561,790
Total Liabilities and Members' Equity	$2,750,073	$1,776,296

See accompanying notes.

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STATEMENTS OF INCOME (OPERATIONS)

FOR THE SIX MONTHS ENDED JUNE 30, 2021 AND 2020

	Six Months Ended June 30,
	2021	2020
Net Revenue	$2,988,132	$2,296,300
Cost of Revenue	1,009,433	838,844
Gross Profit	1,978,699	1,457,456
Selling, General and Administrative Expenses	1,152,958	241,153
Income From Operations Before Stock
Based Compensation	825,741	1,216,303
Stock Based Compensation	950,000	—
Operating Income (Loss)	(124,259)	1,216,303
Other Income (Expenses)
Interest income	5	—
Total Other Income (Expenses)	5	—
Net Income (Loss)	$(124,254)	$1,216,303
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STATEMENTS OF MEMBERS' EQUITY

FOR THE SIX MONTHS ENDED JUNE 30, 2021 AND 2020

Balance - December 31, 2019	$345,487
Net income	1,216,303
Balance - June 30, 2020	$1,561,790
Balance - December 31, 2020	$4,884,442
Stock based compensation	950,000
Distributions	(3,008,839)
Net loss	(124,254)
Balance -June 30, 2021	$2,701,349
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STATEMENT OF CASH FLOWS

FOR THE SIX MONTHS ENDED JUNE 30, 2021 AND 2020

	Six Months Ended June 30,
	2021	2020
Cash Flows From Operating Activities
Net income (loss)	$(124,254)	$1,216,303
Adjustments to reconcile net income (loss) to net cash
provided by operating activities:
Provision for doubtful accounts	—	123,000
Stock based compensation	950,000	—
Changes in operating assets and liabilities: (Increase) decrease in:
Accounts receivable	2,424,395	(1,262,019)
Inventories	(34,645)	(110,571)
Increase (decrease) in:
Accounts Payable	(589,760)	174,615
Accrued expenses	(29,904)	4,881
Total Adjustments	2,720,086	(1,070,094)
Net Cash Provided By Operating Activities	2,595,832	146,209
Cash Flows from Financing Activities
Member distributions	(3,008,839)	—
Net Cash Used In Financing Activities	(3,008,839)	—
Net Increase (Decrease) in Cash	(413,007)	146,209
Cash - Beginning	2,461,600	288,711
Cash - Ending	2,048,593	434,920

See accompanying notes.

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NOTE 1 - ORGANIZATION AND BUSINESS

Scientific Air Management LLC (the “Company”) is a limited liability company, organized in April 2017 under the laws of the State of Florida.

The Company is a provider of whole-room, aerosol chamber and laboratory certified air disinfection machines.

The Company’s headquarters are located in Pompano Beach, Florida.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and those differences could be material.

CASH AND CASH EQUIVALENTS

The Company considers all highly liquid financial instruments with original maturities of three months or less when purchased to be cash equivalents. As of June 30, 2021 and 2020, the Company did not have any cash equivalents.

ACCOUNTS RECEIVABLE

Accounts receivable are recorded at net realizable value. Accounts receivable are stated at amounts due from customers net of an allowance for doubtful accounts, and are generally due within 30 days. Accounts receivable outstanding longer than the contractual payment terms are considered past due. The Company determines its allowance for doubtful accounts by considering a number of factors, including the length of time accounts receivable are past due, the Company’s previous loss history, the specific customer’s current ability to pay their obligation to the Company and the condition of the general economy and the industry as a whole.

The Company writes off accounts receivable when they become uncollectible, and payments subsequently received on such receivables are credited to the allowance for doubtful accounts. The Company maintains an allowance for doubtful accounts which management believes is sufficient to cover potential losses.

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NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

CONCENTRATIONS OF CREDIT RISK

Financial instruments that potentially subject the Company to concentrations of credit risk are cash and accounts receivable. The Company also has a concentration in major customers and suppliers.

Cash

The Company maintains deposit balances at financial institutions that, from time to time, may exceed federally insured limits. Federally insured amounts are currently insured up to $250,000 per each qualified financial institution by the Federal Deposit Insurance Company. As of June 30, 2021, the Company had deposits in excess of federally insured limits totaling approximately $1,825,000. The Company maintains its cash with high quality financial institutions, which the Company believes mitigates this risk.

Accounts Receivable

The Company conducts business and extends credit based on an evaluation of their customers’ financial condition generally without requiring collateral. Exposure to losses on receivables is expected to vary by customer due to the financial condition of each customer. The Company monitors exposure to credit losses and maintains allowances for anticipated losses considered necessary under the circumstances. Uncollectible accounts receivable are written off only after all reasonable collection efforts have been exhausted. Management considers all accounts fully collectible at June 30, 2021 and 2020.

Major Customers

During the six months ended June 30, 2021, the Company had four major customers with sales totaling approximately $2,761,000, which represents approximately 92% of net revenue for the period. During the six months ended June 30, 2020, the Company had one major customer with sales totaling approximately $1,946,000, which represents approximately 85% of net revenue for the period. As of June 30, 2021and 2020, the accounts receivable balances with these customers were approximately $190,000 and $1,046,000, respectively.

Major Suppliers

During the six months ended June 30, 2021, the Company had two major suppliers with total purchases of approximately $528,000, which represents approximately 52% of total purchases. During the six months ended June 30, 2020, the Company had two major suppliers with total purchases of approximately $274,000, which represents approximately 33% of total purchases. As of June 30, 2021, the balances owed to these suppliers were immaterial. As of June 30, 2020, the balance owed to these suppliers was approximately $163,000 and is included in accounts payable on the accompanying balance sheets.

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NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INVENTORIES

Inventories, which consist primarily of finished goods, work-in-process and raw materials, are stated at the lower of average cost or net realizable value.

PROPERTY AND EQUIPMENT

Property and equipment is recorded at cost, net of depreciation. Depreciation is calculated using the straight-line method over the estimated useful lives of the respective assets. Major renewals and improvements are capitalized, while repairs and maintenance are expensed as incurred. Upon the sale or retirement of property and equipment, the cost and related accumulated depreciation are eliminated from the respective accounts and the resulting gain or loss is reflected in the accompanying statements of income.

OPERATING LEASES

The Company recognizes rent expense on a straight-line basis over the expected lease term. Differences between amounts paid and amounts expensed are recorded as deferred rent. Deferred rent was insignificant as of June 30, 2021 and 2020.

REVENUE RECOGNITION

The Company follows the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 606, Revenue from Contracts with Customers (“ASC 606”). Under ASC 606, revenue is recognized when a customer obtains control of promised goods or services, in an amount that reflects the consideration which the entity expects to receive in exchange for those goods or services. To determine revenue recognition for arrangements that an entity determines are within the scope of ASC 606, the Company performs the following five steps: (i) identify the contract(s) with a customer; (ii) identify the performance obligations in the contract; (iii) determine the transaction price; (iv) allocate the transaction price to the performance obligations in the contract; and (v) recognize revenue when (or as) the entity satisfies a performance obligation.

The Company applies the five-step model to contracts when it is probable that the entity will collect the consideration it is entitled to in exchange for the goods or services it transfers to the customer. At contract inception, once the contract is determined to be within the scope of ASC 606, the Company assesses whether each promised good or service is distinct. The Company then recognizes as revenue the amount of the transaction price that is allocated to the respective performance obligation when (or as) the performance obligation is satisfied.

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NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

REVENUE RECOGNITION (CONTINUED)

Disaggregation of Revenue

Revenue is disaggregated by source of revenue as follows:

	Six Months Ended June 30,
	2021	2020
Equipment sales	$2,790,324	$2,254,619
Packages and kits	175,494	4,300
Shipping and delivery income	22,314	37,381
Total Net Revenue	$2,988,132	$2,296,300

Sales Revenue

The Company recognizes sales revenue at a point in time following the transfer of control of the product to the customer, which typically occurs upon shipment. Sales are reported net of allowable discounts and estimated returns. Reserves for discounts, allowances and returns are estimated using historical experience. Payment terms vary by contract but generally require a payment within 30 days.

WARRANTY COSTS

The Company typically provides a one year warranty on its products. The Company accrues for the estimated warranty costs at the time when revenue is recognized. The warranty accruals are monitored by management based upon historical experience and any specifically identified failures. In the opinion of management, based upon prior experience, future warranty costs, if any, are not anticipated to be significant. There was no warranty accrual as of June 30, 2021 and 2020, respectively

SHIPPING AND HANDLING

Revenue received for shipping and handling charges incurred by customers is included in net revenue. Shipping and handling costs incurred by the Company to fulfill contracts with customers, which consists of payments to third party shippers, are included in cost of revenue and totaled approximately $105,000 and $35,000 for the six months ended June 30, 2021 and 2020, respectively.

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NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

ADVERTISING COSTS

Advertising costs are charged to expense as incurred. Advertising costs incurred were approximately $37,000 and $28,000 for the six months ended June 30, 2021 and 2020, respectively.

SHARE BASED COMPENSATION

The Company accounts for share based compensation in accordance with FASB ASC 718, Stock Compensation. The Company records compensation expense for equity-based compensation awards at their fair value on the measurement date, generally the grant date, less amounts expected to be forfeited, which are estimated by management based on the Company’s historical experience. The net compensation expense is amortized over the service period, generally the vesting period. Equity-based compensation awards that contain achievement milestones are recorded when the Company determines that achievement of the milestone is probable.

FAIR VALUE MEASUREMENTS

Pursuant to FASB ASC 820, Fair Value Measurements, the Company defines fair value as the price that would be received to sell an asset or the price paid to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are inputs that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Company. Unobservable inputs are inputs that reflect the Company’s assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The hierarchy is broken down into three levels based on the reliability of inputs as follows:

Level 1

Inputs to the valuation methodology are unadjusted quoted prices for identical assets or liabilities in active markets.

Level 2

Inputs to the valuation methodology include:

·	Quoted prices for similar assets or liabilities in active markets;
·	Quoted prices for identical or similar assets or liabilities in inactive markets;
·	Inputs other than quoted prices that are observable for the asset or liability;
·	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
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NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

FAIR VALUE MEASUREMENTS (CONTINUED)

Level 2 (continued)

If the asset or liability has a specified (contractual) term, the Level 2 input must be observable for substantially the full term of the asset or liability.

Level 3

Inputs to the valuation methodology are unobservable and significant to the fair value measurement.

The asset or liability’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. Valuation techniques used need to maximize the use of observable inputs and minimize the use of unobservable inputs.

The Company did not have any assets or liabilities requiring fair value measurement on a recurring basis as of June 30, 2021 or 2020.

INCOME TAXES

The Company is organized as a limited liability company (“LLC”) and taxed as a partnership. In lieu of corporate income taxes, the members report their distributive share of income, deductions, gain, loss, credit and specifically allocated items on their respective income tax returns. Accordingly, there is no provision for federal and state income taxes in the accompanying financial statements.

The Company follows the provisions regarding Accounting for Uncertainty in Income Taxes, which require the recognition of a financial statement benefit of a tax position only after determining that the relevant tax authority would more likely than not sustain the position following an audit.

The members of the LLC have concluded that the Company is a pass-through entity and there are no uncertain tax positions that would require recognition in the financial statements. If the Company were to incur an income tax liability in the future, interest on any income tax liability would be reported as interest expense and penalties on any income tax liability would be reported as income taxes. The members’ conclusions regarding uncertain tax positions may be subject to review and adjustment at a later date based upon ongoing analyses of tax laws, regulations and interpretations thereof as well as other factors.

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NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INCOME TAXES (CONTINUED)

On November 2, 2015, the Bipartisan Budget Act (“the Act”) of 2015 was signed into law. Among other things, the Act made significant changes to the rules for partnership audits and adjustments for taxable years beginning after January 1, 2018. Under these new rules, the Company is liable for the tax, interest and penalties resulting from adjustments in the event of an IRS examination. Certain qualifying partnerships may make an election to opt-out of these new rules. The Company is eligible to make this election but has not yet made a determination whether such election will be made.

RECENT ACCOUNTING PRONOUNCEMENTS

In February 2016, the FASB issued ASU No. 2016-02, Leases (Topic 842). The new standard establishes a right-of-use (“ROU”) model that requires a lessee to record a ROU asset and a lease liability on the balance sheet for all leases with terms longer than 12 months. Leases will be classified as either finance or operating, with classification affecting the pattern of expense recognition in the statement of operations and statement of stockholders’ equity. The new standard is effective for reporting periods beginning after December 15, 2021. Management is currently evaluating the impact of this new guidance.

SUBSEQUENT EVENTS

Management has evaluated subsequent events through November 12, 2021, the date on which the financial statements were available to be issued.

NOTE 3 – INVENTORY

Inventory at June 30, 2021 and 2020 consisted of the following:

	June 30,
	2021	2020
Raw materials	$348,317	$120,561
Work in process	15,315	25,015
Finished goods	64,634	—
Total Inventory	$428,266	$145,576
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NOTE 4 - PROPERTY AND EQUIPMENT

As of June 30, 2021 and 2020, property and equipment consisted of the following:

	June 30,
	2021	2020
Furniture and equipment	$14,156	$14,156
Less accumulated depreciation	(12,174)	(11,359)
Property and Equipment, Net	$1,982	$2,797

Depreciation expense was immaterial for the six months ended June 30, 2021 and 2020.

NOTE 5 - LIMITED LIABILITY COMPANY AGREEMENT

CONTRIBUTIONS

Since inception, the Members have made aggregate capital contributions to the Company of approximately $2,450,000 through June 30, 2021.

DISTRIBUTIONS

Distributions to the Members, as defined in the Agreement, are to be made at such times and in such amounts as determined by the Members.

PROFIT AND LOSSES

Profit and losses are allocated to each member in accordance with the Agreement.

STOCK BASED COMPENSATION

In April 2021, on behalf of the Company, a member transferred a portion of his equity interest equivalent to a 10% interest in the Company to two other members. This interest was valued on the grant date at $950,000 based on recent transactions. The members interest in the equity vested immediately, and the Company recorded the $950,000 cost of the Stock Based Compensation and the resulting capital contribution, during the six months ended June 30, 2021.

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NOTE 6 – COMMITMENT AND CONTINGENCIES

OPERATING LEASES

The Company leases office space in Pompano Beach, Florida, which requires monthly payments ranging from $3,465 to $3,780 through February 2025.

Estimated future minimum lease payments under the lease agreements are as follows:

For the Year Ending June 30,
Amount
2022	$43,000
2023	44,000
2024	45,000
2025	30,000
Total	$162,000

Rent expense was approximately $16,000 and $12,000 for the six month ended June 30, 2021 and 2020, respectively.

NOTE 7 – SUBSEQUENT EVENTS

On October 13, 2021, the Company entered into an asset purchase agreement with a New York publicly traded entity for the sale of substantially all of the assets and certain liabilities of the Company.

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